SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Community Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2004

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders of Community Bancorp Inc. to be held at 10:00 a.m. on Wednesday, May 26, 2004 at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California.

At this year’s meeting you will be asked to vote for four persons, G. Bruce Dunn, C. Granger Haugh, Michael J. Perdue and Corey A. Seale, to be elected to the Company’s Board of Directors.

The Board of Directors recommends that you vote “for” each of the Nominees.

In addition to the formal business, we will report to you on the Company’s and Bank’s 2003 results and our goals as we look forward to 2004 and beyond.

We hope you will be able to attend. However, your shares cannot be voted unless you sign, date and return the enclosed proxy card or attend the annual meeting in person.

Cordially,

Gary W. Deems	Michael J. Perdue
Chairman of the Board	President and Chief Executive Officer

COMMUNITY BANCORP INC.

900 Canterbury Place, Suite 300

Escondido, California 92025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 2004

10:00 A.M.

TO THE STOCKHOLDERS OF COMMUNITY BANCORP INC.:

THIS IS TO NOTIFY YOU that pursuant to its Bylaws and the call of its Board of Directors, Community Bancorp Inc. (the “Company”) will hold its 2004 Annual Meeting of Stockholders (the “Meeting”) at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on Wednesday, May 26, 2004 at 10:00 a.m. local time for the purpose of considering and voting on the following matters:

1. Election of Directors.    To consider and vote upon approval to elect four (4) persons to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their successors have been elected and have qualified.

2. Other Business.    To transact such other business as may properly come before the Meeting and any adjournment thereof.

You may vote at the Meeting if you were a shareholder of record at the close of business on April 21, 2004.

In connection with nominations for directors, the Company’s Certificate of Incorporation provides:

“Nominations for election to the Board of Directors of the corporation may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 45 days nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 45 days’ notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the consent, in writing, of each nominee to serve, if elected; (iv) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (v) the name and residence of the notifying stockholder, and (vi) the number of shares of capital stock of the corporation owned by the notifying stockholder. Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspectors of election shall disregard all votes cast for each such nominee.”

IT IS VERY IMPORTANT THAT YOU VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

By order of the Board of Directors

L. Bruce Mills, Jr. Secretary

Dated: April 26, 2004

COMMUNITY BANCORP INC.

PROXY STATEMENT

THE MEETING

Information Concerning the Solicitation

You are receiving this Proxy Statement from Community Bancorp Inc. in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders to be held at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on May 26, 2004 at 10:00 a.m. local time (the “Meeting”).

You may vote at the Meeting if you were a shareholder of record on April 21, 2004. There were approximately 4,384,984 shares of the Company’s Common Stock, par value $.625 each, outstanding and entitled to be voted on such date.

You are entitled to one vote for each share you held on the record date, except that for the election of directors you have cumulative voting rights and you may vote as many votes as equals the number of shares you held multiplied by the number of directors to be elected. You may cast all your votes for a single candidate or distribute such votes among any or all of the candidates as you choose. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

You have the power to revoke your proxy prior to its exercise. You may revoke your proxy

•	prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or

•	by attending and voting at the Meeting.

The Inspectors of Election for the Meeting will count votes cast by proxy or in person at the Meeting. The Inspectors will treat abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, the Inspectors of Election will vote each valid proxy, which is not revoked,

•	“FOR” the Company’s nominees for the Board of Directors

and, in the proxy holders’ judgment, on such other matters, if any, which may properly come before the Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. The Company will furnish copies of proxy materials to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

As of April 14, 2004, the Company knew of no person who owned more than five percent (5%) of the outstanding shares of its Common Stock except as set forth in “Security Ownership of Management.”

Security Ownership Of Management

The Company has only one class of shares outstanding, Common Stock.

The next table provides information as of April 14, 2004, concerning the equity ownership of the Company’s directors/nominees, the Company’s and Community National Bank’s (the “Bank”) executive officers, and its directors and executive officers as a group:

Name and Address (1) of Beneficial Owner	Relationship with Company/Bank	Amount and Nature of Beneficial Ownership (2)		Percent of Class (3)
Mark N. Baker	Director	60,742	(4)	1.4%
Gary W. Deems	Chairman of the Board	100,814	(5)	2.3%
G. Bruce Dunn	Director	109,757	(6)	2.5%
Granger Haugh	Director	141,286	(7)	3.2%
Robert H.S. Kirkpatrick	Director	20,101	(8)	0.5%
L. Bruce Mills, Jr.	Sr. Vice President/ Chief Financial Officer	33,319	(9)	0.8%
Donald W. Murray	Executive Vice President/Chief Credit Officer	59,797	(10)	1.4%
Philip D. Oberhansley	Director	17,753	(11)	0.4%
F. Michael Patterson	Sr. Vice President/ Chief Administrative Officer	20,964	(12)	0.5%
Michael J. Perdue	President, Chief Executive Officer and Director	59,816	(13)	1.4%
Corey A. Seale	Vice Chairman of the Board	46,943	(14)	1.1%
Thomas E. Swanson	Director	233,443	(15)	5.2%
Gary M. Youmans	Executive Vice President/Director	113,003	(16)	2.5%
All directors and executive officers of the Company as a group (13 persons)		1,017,738	(17)	21.5%

(1)	The address for all persons listed is c/o Community Bancorp Inc., 900 Canterbury Place, Suite 300, Escondido, California, 92025.

(2)	Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, each director and executive officer listed above possesses sole voting power and sole investment power for the shares of the Company’s Common Stock listed.

(3)	Includes shares of Common Stock subject to stock options exercisable within 60 days.

(4)	Includes 40,976 shares held in a retirement trust for his benefit, 17,032 shares held in a trust for the benefit of him and his spouse and 2,734 shares of Common Stock subject to stock options exercisable within 60 days.

(5)	Includes 89,308 shares of Common Stock held in an IRA for his benefit, 5,622 shares in a trust for the benefit of him and his spouse, 2,743 shares held in a trust for his son, 407 shares held in an IRA for the benefit of his wife, and 2,734 shares subject to stock options exercisable within 60 days.

(6)	Includes 35,682 shares held in a retirement pension plan for his benefit, 70,608 shares in a trust for the benefit of him and his spouse and 1,576 shares of Common Stock subject to stock options exercisable within 60 days.

(7)	Includes 78,639 shares held indirectly through a profit sharing trust and 57,751 shares of Common Stock subject to stock options exercisable within 60 days.

(8)	Includes 7,409 shares held indirectly in a retirement trust for his benefit and 11,416 shares of Common Stock subject to stock options exercisable within 60 days.

(9)	Includes 13,610 shares held in retirement trusts for his benefit and 19,709 shares of Common Stock subject to stock options exercisable within 60 days.

(10)	Includes 20,301 shares held indirectly in retirement trusts for his benefit and 38,792 shares of Common Stock options exercisable within 60 days.

(11)	Includes 17,499 shares of Common Stock subject to stock options exercisable within 60 days.

(12)	Includes 10,921 shares held indirectly in a trust for the benefit of him and his spouse, 2,797 shares in retirement plans for his benefit, 300 shares in a retirement plan for the benefit of his spouse and 6,946 shares of Common Stock subject to stock options exercisable within 60 days.

(13)	Includes 5,055 shares held indirectly in a trust for the benefit of him and his spouse, 48,094 shares in retirement plans for his benefit and 6,667 shares of Common stock subject to stock options exercisable within 60 days.

(14)	Includes 11,608 shares held in a family trust, 1,800 shares in a retirement plan for his benefit and 32,260 shares of Common Stock subject to stock options exercisable within 60 days.

(15)	Includes 107,303 shares held in a family trust, 28,404 shares held indirectly through retirement trusts for his benefit and 97,736 shares of Common Stock subject to stock options exercisable within 60 days.

(16)	Includes 20,757 shares held indirectly in retirement trusts for his benefit, 606 shares held indirectly in a retirement trust for the benefit of his spouse and 62,619 shares of Common Stock subject to stock options exercisable within 60 days.

(17)	Includes 358,439 shares of Common Stock subject to stock options exercisable within 60 days.

CORPORATE GOVERNANCE

Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct. Additionally, as part of a highly regulated industry, the new corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and Nasdaq (our common stock is listed on the Nasdaq national market) are relatively familiar. For instance, we believe that at least a majority of our directors have been “independent” at Community National Bank since at least 1990 and that it has been the case at Community Bancorp since it was formed in 1999. We have for some time delegated policy making and oversight functions to committees which also consist of independent directors. We have also recently adopted a formal corporate code of conduct. During the last two years, we have been formalizing, refining, and fine-tuning our procedures to comply with the new requirements. We believe that we have taken all required actions to comply with all the currently applicable provisions of the SOA, implementing regulations and the Nasdaq rules.

Corporate Governance Guidelines

We have formalized our previous corporate governance practices into a set of Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors. These Guidelines are enclosed with this proxy statement as Appendix “A.” You can obtain all of our corporate governance materials, including the Corporate Governance Guidelines and committee charters, by writing to: Community Bancorp Inc., Attn: Corporate Secretary, 900 Canterbury Place, Suite 300, Escondido, California, 92025. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted.

Board of Directors

Community Bancorp is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman and Chief Executive Officer and other officers regarding matters of concern and interest to Community Bancorp as well as by reviewing materials provided to them. During 2003, there were fourteen (14) meetings of the Board.

Director Independence

It is the Board’s objective that at least a majority of the Board consists of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company and is otherwise an “independent director” within the meaning of the Nasdaq rules. The Board has determined that the following seven (7) directors (constituting 70% of the entire Board) satisfy Nasdaq’s requirements: Baker, Deems, Dunn, Haugh, Kirkpatrick, Oberhansley and Seale.

The Nasdaq rules require all members of the audit, the compensation, and the corporate governance/nominating committees to be independent directors. Members of the audit committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their director’s compensation. The Board has determined that all members of the audit, compensation, and nominating and corporate governance committee satisfy the relevant independence requirements.

Director Education Program

Our Board has adopted a formal Director Education Program. Board members have the opportunity to attend seminars (including online courses and tapes) sponsored by organizations within the banking industry, as well as other, organizations that meet pre-established criteria.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual stockholders’ meeting. In 2003, ten (10) of the then ten (10) members of the Board attended our annual stockholders meeting. Each of the directors who was a director during all of 2003 attended at least 75% of the meetings of the Board and committees on which they served in 2003.

Communication with the Board of Directors

The ability of stockholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a stockholder may communicate directly in writing to the Board. Please refer to Section XVI of Appendix “A” for further information. Because communications to the Board can be junk mail or spam, or relate to products and services, be solicitations, advertisements or job inquiries or otherwise relate to improper or irrelevant topics, a process has been approved by not less than a majority of the independent directors for screening communications.

Director Nomination Process

The Corporate Governance/Nominating Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to our Board and for filling vacancies occurring between annual meetings of stockholders.

This committee will consider stockholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section IV “Stockholder Recommendations” of Appendix “A.” The committee’s non-exclusive list of criteria for Board members is set forth in Section IV “Criteria” of Appendix “A.” The committee screens all potential candidates in the same manner regardless of the source of the recommendation.

Meetings of Independent Directors

The Corporate Governance Guidelines provide that the independent directors will meet without any management directors present at least two times each year. In 2003, the independent directors met six (6) times.

Code of Conduct

We expect all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, stockholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in our various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. Recently, the Board has adopted a comprehensive code of conduct reflecting these policies. Our code of conduct is an exhibit to our Form 10-K for the year ended December 31, 2003. Any change to or waiver of the code of conduct (other than technical, administrative, and other non-substantive changes) will be reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board or the Corporate Governance/Nominating Committee may consider a waiver for an executive officer or director, we do not expect to grant such waivers. Copies of our Form 10-K for the year ended December 31, 2003 and any Form 8-Ks that we file are posted on our website at www.comnb.com.

Committees of the Board

Among other committees, we have an audit, corporate governance/nominating and compensation committees. The following section describes for each of these three committees, its current membership, the number of meetings held during 2003 and its function.

Audit.    Directors Seale (Chairman), Baker and Kirkpatrick.

This Committee met five (5) times in 2003. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, our Board has determined that Corey A. Seale is an “audit committee financial expert,” as defined by the SEC rules.

Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board. The Committee assists the Board of Directors in fulfilling its responsibility to the stockholders and depositors relating to the quality and integrity of our accounting systems, internal controls, financial-reporting processes, the identification, and assessment of business risks and the adequacy of overall control environment within Community Bancorp. The committee’s authorities and responsibilities are set forth in the Audit Committee Charter. A copy of the Audit Committee’s Charter and the Audit Committee’s Report for the year-ended December 31, 2003 are attached as Appendices “B” and “C,” respectively, to this proxy statement.

Corporate Governance/Nominating Committee.    Directors Deems (Chairman), Baker, Kirkpatrick and Seale.

Each member of the committee is an “independent director,” as defined by the Nasdaq rules. The committee was formed in 2004. The committee will, among other things:

•	Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders;

•	Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Community Bancorp and directors;

•	Identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	Conduct an annual evaluation of the performance of the Board and report conclusions to the Board;

•	Develop and recommend to the Board a set of corporate governance principles applicable to Community Bancorp and review those principles at least once a year; and

•	Review and recommend any needed changes, and address questions which may arise with respect to the code of conduct.

Compensation.    Directors Baker (Chairman), Haugh, Oberhansley and Deems.

Each member of the committee is an “independent director,” as defined by the Nasdaq rules. This committee met two (2) times in 2003. The committee will, among other things:

•	Establish proper compensation goals for the chief executive officer and other executive officers and recommend to the Board for action at an executive session the compensation of these officers based on their performance in light of these goals;

•	Review and recommend to the Board for action at an executive session the compensation of non-management directors;

•	Make recommendations to the Board with respect to incentive compensation and equity-based compensation plans; and

•	Evaluate management succession plans.

A copy of the Compensation Committee’s Report for the year ended December 31, 2003 is attached as Appendix “D” to this proxy statement.

Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee was a current or former officer or employee of Community Bancorp or its subsidiary during the year.

PROPOSAL NO. 1

ELECTION OF DIRECTORS OF THE COMPANY

Community Bancorp’s Bylaws and implementing resolutions provide for us to have a total of ten directors. We have a “Classified” Board of Directors. A “Classified” Board means that the directors are divided into three classes with staggered terms. As a result, four persons will be elected at the Meeting to a term of three years. At subsequent annual meetings of Community Bancorp’s stockholders, a number of directors will be elected equal to the number of directors with terms expiring at the next annual meeting. The Directors so elected at these subsequent annual meetings will each be elected for a three-year term.

Set forth below is the slate of directors to be considered for reelection. In the event that any of the nominees should be unable to serve as director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

Name	Age	Position/Background
G. Bruce Dunn	56	Director of the Company and the Bank since 2001. President/Owner of Mission Pools since 1975.
C. Granger Haugh	68	Director of the Company and the Bank since 1997. President Cliniqa Corp. (a medical equipment supplier).
Michael J. Perdue	50	President, Chief Executive Officer and Director of the Company and the Bank since December 17, 2003. President and Chief Operating Officer from July 7, 2003 until December 17, 2003.
Corey A. Seale	46	Director of the Company and the Bank since 1995. Administrator, Moreno Valley Community Hospital. Former Chief Executive Officer of Fallbrook Hospital.

Mr. Perdue is a director of Goodrich Petroleum Corporation (NYSE:GDP), a publicly traded company which is subject to Section 12 of the Securities Exchange Act of 1934. None of the other Company’s directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Name and Relationship with Company/Bank	Principal Occupation for Past Five Years	Age	Year First Elect or Appointed Director	Term (1)

Mark N. Baker	Director of the Company and the Bank. Executive Vice President of San Diego Wood Preserving Company since 1975. Manager of Baker Enterprises, LLC since 1972.	57	2000	2

Gary W. Deems Chairman of the Board	Director and Chairman of the Company and the Bank. Executive Vice President and Chief Administrative Officer of FP Bancorp, Escondido, CA (1993 – 1998). Retired (1998 – present).	57	2000	1

Robert H.S. Kirkpatrick	Director of the Company and Director of the Bank since 1997. President and Chief Operating Officer, CataList Homes Inc. (2000 – present).	54	1997	2

L. Bruce Mills, Jr. SVP, CFO and Secretary	Senior Vice President and Chief Financial Officer for the Company and the Bank since 1998.	47	—	—

Donald W. Murray EVP and CCO	Executive Vice President and Chief Credit Officer of Bank since 2001; Credit Officer since 1996.	46	—	—

Philip D. Oberhansley Director	Director of the Company and the Bank. Partner, Parks & Oberhansley (law Firm).	45	1997	1

F. Michael Patterson SVP and CAO	Senior Vice President and Chief Administrative Officer of Bank since 2000.	47	—	—

Thomas E. Swanson Director	Director of the Company and the Bank. Retired as President of the Company and the Bank on July 7, 2003. Retired as CEO of the Company and the Bank on December 17, 2003.	59	1996	1

Gary M. Youmans Director and EVP	Director of the Company and the Bank. Executive Vice President and Director of the Bank since 1997.	52	1997	2

(1)	Nominees are Term 3 which expires in 2007; Term 1 expires in 2005; and Term 2 expires in 2006.

Compensation of Directors

Directors of the Company receive no compensation from the Company. Directors of the Bank receive fees of $1,200 for each Board of Directors meeting they attend, up to a maximum of fifteen (15) meetings during any one calendar year; provided that the directors are paid for one meeting missed for any reason and for meetings missed due to illness. Committee members additionally receive $250 per meeting attended except for Loan Committee members who receive $350 for Loan Committee meetings attended and Audit Committee members who receive $300 for Audit Committee meetings. The Chairman of the Audit Committee receives $500 for each meeting attended. The Chairman of the Board receives $1,800 for each meeting attended again up to fifteen (15) meetings per calendar year with one excused but paid for absence and excused but paid for meeting in the case of illness. Neither Mr. Perdue nor Mr. Youmans, employees of the Bank, or Mr. Swanson, consultant to the Bank, receives any fees for attending Board of Director or Committee meetings. The total amount of fees paid to directors for attendance at Board and Committee meetings during 2003 was $155,350 of which $44,200 was deferred.

On September 24, 1996, the Board of Directors adopted the Directors Indexed Fee Continuation Program and Deferred Compensation Plan which replaced all prior directors’ benefit plans. As of December 31, 1996, four former directors had completed the process in order to participate in the Plan. Director Dunn was approved for the Deferred Compensation Plan in 2002, and Director Seale was approved for the Deferred Compensation Plan in 2003. This plan provides for directors to receive a benefit upon retirement which is determined based on two factors:

Deferred Compensation Plan: Directors may elect to defer up to $100,000 of cumulative directors fees. Such deferred fees are credited with a rate of interest equal to the average yield earned on the Bank’s loan portfolio, minus 2%. Upon retirement, these fees are paid out as either a lump sum, or over a specified number of years.

Indexed Retirement Benefit: Directors are also entitled to receive a benefit equal to the after tax earnings of specific life insurance policies owned by the Bank, less a cost of funds expense equal to the after tax cost of the Bank’s One Year Investment Instrument. The differential between these two instruments is held as an accrued liability balance and is payable to the director upon retirement provided the director retires with ten years of service. The Plan provides for a minimum retirement benefit of $8,000 per year, for three years. Thereafter, the benefit may fluctuate based on the relationship between the policy earnings and the cost of funds index. The benefit is payable for life. The Plan also provides participants with a death benefit which decreases each year. In April 1998, the Bank amended the plan for two former directors to provide for a lifetime annual benefit of $8,000 per year.

The accrued liability for each of these directors for all plans, which includes fee deferrals for prior years, as of December 31, 2003 was: Dunn-$39,206, Seale-$22,550 and the other four former directors $351,786. The cost incurred for 2003 excluding the deferred income was $26,748, which was offset by $59,762 in income earned on the insurance policies.

Director Stock Option Awards

On January 31, 2003, Directors Baker, Deems, Dunn, Haugh, Kirkpatrick, Oberhansley and Seale each received a stock option grant under the Company’s 1993 Stock Option Plan to purchase 500 shares of Common Stock, subject to meeting the requirements of the Director Education Program. The options were granted at an exercise price of $9.06 per share and are exercisable for ten years.

Executive Compensation

The Company paid no compensation to its officers in 2003. Set forth below is the summary compensation accrued during 2003 to the six highest paid executive officers of the Bank who received total annual salary and bonus of more than $100,000 during 2003.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Other Annual Compensation($)(3)	Restricted Stock Award(s)($)	Securities Underlying Options/ SARs*(#)(4)	LTIP** Payouts($)	All Other Compensation($)(5)
Thomas E. Swanson (6)	2003	189,360	135,446	151,511	—	—	—	5,681
President and	2002	184,104	107,700	147,459	—	—	—	5,523
Chief Executive Officer	2001	179,000	—	—	—	—	—	3,268

Michael J. Perdue (6)	2003	93,140	66,054	—	—	29,000	—	—
President and	2002	—	—	—	—	—	—	—
Chief Executive Officer	2001	—	—	—	—	—	—	—

Donald W. Murray	2003	138,612	99,327	—	—	10,000	—	4,158
Executive Vice President	2002	134,748	71,800	—	—	—	—	4,043
Chief Credit Officer	2001	131,000	—	—	—	—	—	3,930

Gary M. Youmans	2003	129,108	85,556	—	—	4,000	—	3,873
Executive Vice President	2002	122,304	81,464	—	—	—	—	3,669
	2001	119,000	—	21,176	—	—	—	3,124

L. Bruce Mills, Jr.	2003	135,432	90,927	—	—	8,000	—	6,000
Sr. Vice President	2002	131,664	64,620	—	—	—	—	3,950
Chief Financial Officer/Corp Sec	2001	128,000	—	—	—	—	—	4,897

F. Michael Patterson	2003	128,848	90,927	—	—	8,000	—	5,804
Sr. Vice President	2002	128,004	64,620	—	—	—	—	2,231
Chief Administrative Officer	2001	124,450	—	—	—	—	—	3,111

(1)	Amounts shown include cash and non-cash compensation earned and received, including monthly auto allowances.

(2)	Amounts shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)	No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus. Amounts shown reflect the difference between the exercise price and the market value of options exercised during the year indicated.

(4)

The Company (and prior to its existence—the Bank) has granted stock options to directors and to key, full-time salaried officers and employees of the Bank pursuant to three stock option plans (the “Plans” and the “1985 Plan,” the “1993 Plan” and the “2003 Plan”, respectively). The 1985 Plan has expired and the 1993 Plan expired in April, 2003, but options granted under both Plans remain outstanding and effective until their exercise or expiration. Options granted under the Plans are either incentive options or non-qualified options. Upon the formation of the Company, it adopted all options granted under the Plans and adopted the 1993 Plan. In May 2003 the Company adopted the 2003 Stock Option Plan. Options granted under the Plans become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Company in which the Company is not a survivor notwithstanding the vesting provisions under the Plans. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company’s capitalization, including stock splits and stock dividends. All options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Options shown in the table have been adjusted for the Company’s 5% stock dividends on November 29, 2002 and November 30, 2001.

(5)	Amounts shown reflect the amount of matching contributions made by the Bank pursuant to its 401(k) Plan.

(6)	Mr. Swanson was President and Chief Executive Officer until July 7, 2003, at which time Mr. Perdue was appointed President and Chief Operating Officer, while Mr. Swanson retained the title of Chief Executive Officer. Mr. Swanson retired on December 17, 2003, at which time Mr. Perdue was appointed President and Chief Executive Officer.

Option Grants in 2003

Options granted during 2003 under the 2003 Plan to any of the officers set forth in the preceding table are as follows:

Individual Grants in 2003

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2000	Exercise or Base Price ($/Sh)	Expiration Date
Swanson	—	0.00%	—	—
Perdue	20,000	21.93%	14.47	07/07/2013
	9,000	9.87%	19.80	12/17/2013
Murray	10,000	10.96%	19.80	12/17/2013
Youmans	4,000	4.39%	19.80	12/17/2013
Mills	8,000	8.77%	19.80	12/17/2013
Patterson	8,000	8.77%	19.80	12/17/2013

Option/SAR Exercises and Year-End Value Table

The following table sets forth certain information as of December 31, 2003 concerning unexercised options under the Plans for the officers set forth in the compensation table:

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal year End Option/SAR Value

(a)	(b)	(c)	(d)			(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)			Value of Unexercised In-the-Money Options/SARs at FY-End ($)
			Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Swanson	18,427	$151,511	97,736	/	—	$1,203,749	/	$—
Perdue	—	$—	6,667	/	22,333	$34,275	/	$68,545
Murray	—	$—	34,625	/	15,903	$500,691	/	$85,636
Youmans	—	$—	72,319	/	4,000	$973,704	/	$—
Mills	—	$—	17,973	/	11,472	$249,375	/	$52,715
Patterson	—	$—	6,946	/	12,630	$98,710	/	$65,797

(1)	The aggregate value has been determined based upon the closing prices for the Company’s Common Stock at date exercised or December 31, 2003, as applicable, minus the respective exercise price.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Effective January 1, 1998, the Bank entered into employment agreements with Thomas E. Swanson, its President and Chief Executive Officer (the agreement was terminated upon Mr. Swanson’s retirement), Gary M. Youmans, Executive Vice President and Donald W. Murray, Executive Vice President and Chief Credit Officer. Effective July 1, 1998, the Bank entered into an employment agreement with L. Bruce Mills, Jr., Senior Vice President and Chief Financial Officer. Effective September 1, 2000, the Bank entered into an employment agreement with F. Michael Patterson, Senior Vice President and Chief Administrative Officer. Effective July 7, 2003, the Bank entered into an employment agreement with Michael J. Perdue, President and Chief Executive Officer. In general, these agreements provide for three year terms subject to an annual extension, such that the term of these agreements remain at three years. Base salaries, including auto allowance, for Messrs. Mills, Murray, Patterson, Perdue and Youmans for 2004 have been established as $141,000, $146,000, $138,000, $219,000 and $134,000, respectively. The agreements also provide for discretionary bonuses. If the executive officer is terminated prior to a “Change in Control” but without cause, such executive officer will be entitled to a lump sum payment equal to nine months of compensation (12 months in the case of Mr. Perdue) at the base salary rate then in effect. After a “Change in Control”, a termination without cause or a “resignation with good reason” within 24 months of such “Change in Control” of the executive officer will result in such executive officer being entitled to a lump sum payment equal to 18 months of compensation (24 months in the case of Mr. Perdue) at the base salary rate then in effect. The agreements define a “Change of Control” as including (i) a transfer of control of the Bank, (ii) any person becoming the beneficial owner of securities of the Bank representing 20% or more of the combined voting power of the Bank’s outstanding securities, (iii) a change in the majority of directors of the Bank as a result of a contested election of directors, (iv) a merger, consolidation or sale of all or substantially all of the assets of the Bank, or (v) any change in the majority of the Board of Directors of the Bank during a two year period unless each new director is approved by two-thirds of the directors then in office who were directors at the beginning of such two year period.

STOCK PERFORMANCE GRAPH

The following graph presents the cumulative, total return for the Company’s Common Stock compared with the S&P 500, a broad market index of the 500 largest stocks traded on the New York Stock Exchange, and the Nasdaq Bank Index. The graph assumes the value of an investment in the Company’s Common Stock, the S&P 500 and the Nasdaq Bank Index each was $100 on December 31, 1998, when the Bank, as predecessor to the Company, became listed on Nasdaq, and that all dividends were reinvested. The chart represents the average closing price for the month of December in each of the years presented. It should be noted that historical performance information is no guarantee of future performance.

Compliance with Section 16 of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and ten percent or more stockholders of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company’s equity securities. Officers, directors and ten percent or more stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company’s equity securities appear to have been met except as follows: Directors Baker, Deems, Dunn, Haugh, Kirkpatrick and Oberhansley each had one delinquent filing relating to a single transaction each. Director Seale had two delinquent filings relating to two transactions, and Director/Officer Swanson had 9 delinquent filings relating to 9 purchases, 8 of which were through the Company’s 401(k) plan and one through the exercise of stock options. Officer Mills had 9 delinquent filings relating to purchases of stock through the Company’s 401(k) plan. Officer Murray had 8 delinquent filings relating to purchases of stock through the Company’s 401(k) plan. Officer Youmans had 6 delinquent filings relating to purchases of stock through the Company’s 401(k). These reports were subsequently filed. The Company’s 401(k) administrator did not automate their reporting of individual officer transactions until July 2003, resulting in delinquent filing of the officer transactions. Since July 1, 2003 there has been only one payroll cycle that resulted in a delinquent filing for each of the officers listed.

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2003, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company, executive officer of the Company, any stockholder owning of record or beneficially 5% or more of the Company’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

The Bank has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Bank’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2003 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected Deloitte & Touche LLP as its independent public accountants for the fiscal year ending December 31, 2004. Deloitte & Touche LLP audited the Company’s financial statements for the years ended December 31, 2003 and 2002, and have been the Company’s accountants since 1999. It is anticipated that a representative of Deloitte & Touche LLP will be present at the Company’s Meeting and will be available to respond to appropriate questions from stockholders. All professional services rendered by Deloitte & Touche LLP during 2003 were furnished at customary rates and terms.

Fees Paid to Independent Auditors

For 2003, the Audit Committee considered and deemed the services provided by Deloitte & Touche LLP, the Company’s independent auditor, compatible with maintaining the principle accountant’s independence. During the fiscal year ended December 31, 2003 and 2002, fees paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) consisted of the following:

	2003	2002
For the year ended December 31,
Audit fees	$193,270	$105,140
Audit related (consulting) fees	—	—

Subtotal audit and related fees	193,270	105,140
Tax fees	36,279	28,950
All other fees	61,000	—

Total fees	$290,549	$134,090

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees Community Bancorp paid Deloitte for professional services for the audit of Community Bancorp’s consolidated financial statements included in the Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of Community Bancorp’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

For the fiscal year 2003 the Audit Committee considered and deemed the services provided by Deloitte compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board (attached as Appendix “B”) contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2005 ANNUAL MEETING

Proxy Statement Proposals.    Under the rules of the SEC, proposals that stockholders seek to have included in the proxy statement for the next annual meeting of stockholders must be received by the Secretary of the Company not later than December 28, 2004.

Other Proposals and Nominations.    The Company’s Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Nominations for director must be made in accordance with Section 2.7(A) of the Company’s Bylaws and Section 7(c) of the Company’s Certificate of Incorporation. Section 7(c) of the Company’s Certificate of Incorporation is set forth in the notice of the meeting attached to this proxy statement.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s Annual Report to stockholders containing audited financial statements is included in this mailing to stockholders.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. The Company electronically files the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 11-K (Annual Report for Employees’ Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement). It may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional stockholder information is available free of charge on our website: www.comnb.com. The Company posts these reports to its website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from the Company’s website is incorporated into this proxy statement.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

COMMUNITY BANCORP INC.

L. Bruce Mills, Jr. Secretary

Escondido, California

April 26, 2004

APPENDIX “A”

CORPORATE GOVERNANCE GUIDELINES

I. Introduction

The Board of Directors (the “Board”) of Community Bancorp Inc. (the “Company”), acting on the recommendation of its Corporate Governance/Nominating Committee, has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

These Guidelines memorialize practices that the Company has developed over its history to oversee the work of management and the Company’s business results. Setting forth these Guidelines helps to assure having practices in place for the Board to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. These Guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders.

The Guidelines are subject to future refinement or changes as the Board may find necessary or advisable for the Company in order to achieve these objectives.

II. Board Composition

The Board periodically evaluates whether a larger or smaller slate of directors would be preferable.

Pursuant to the Company’s Certificate of Incorporation, the Board is divided into three classes. The Company’s stockholders elect directors on a three year staggered term basis such that a class of directors stands for election every third year and are elected for three year terms. The slate of directors recommended by the Board at each annual meeting is based upon the recommendation that the Board receives from the Corporate Governance/Nominating Committee. In forming its recommendation, such Committee reviews the suitability of each candidate and the slate of proposed directors as whole, taking into account the membership criteria discussed below.

The composition of the Board should balance the following goals:

•	The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully;

•	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business.

•	A majority of the Board shall consist of directors who the Board has determined have no material relationship with the Company and who are otherwise “independent” under the listing standards of NASDAQ.

III. Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time.

IV. Selection of Directors

Nominations.    The Corporate Governance/Nominating Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to the Company’s Board of Directors and for filling vacancies occurring between annual meetings of stockholders. The Committee conducts surveys and otherwise seeks out the identity of possible candidates for the Board on an ongoing basis.

Criteria.    A majority of the Board shall consist of directors who are neither officers or employees of the Company or its subsidiaries (and have not been officers or employees within the previous three years), do not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the listing standards of Nasdaq and such additional criteria as the Board and Committee deem relevant, including the following:

•	Personal qualities and characteristics, accomplishments and reputation in the local business community;

•	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	Ability and willingness to commit adequate time to Board and committee matters;

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	Diversity of viewpoints, background and experience.

Invitation.    The invitation to join the Board should be extended by the Board itself via the Chairman of the Company, together with an independent director, when deemed appropriate.

Orientation and Continuing Education.    Management, working with the Board, will provide an orientation process for new directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Periodically, management should prepare additional educational sessions for directors on matters relevant to the Company, its business plan and risk profile. Consistent with its emphasis on continuing education for directors, the Company’s ongoing annual stock option grants to independent directors for completion of certain educational programs during each year is expected to continue.

Stockholder Recommendations.    The Corporate Governance/Nominating Committee will consider recommendations for nominees to the Board from stockholders of the Company. Any such recommendation should be made in writing and be addressed to: Chairman of the Corporate Governance/Nominating Committee, Community Bancorp Inc., 900 Canterbury Place, Suite 300, Escondido, California 92025. Any such recommendation should identify the proposed nominee and should provide such additional information as the proposing person believes would be helpful to the Committee in its evaluation. Any such recommendation shall be evaluated in accordance with the criteria set forth in these Guidelines and taking into account other potential candidates identified by or to the Committee. Any such recommendation shall not constitute an advanced notice of intention by a stockholder to make a nomination at the annual meeting of stockholders as required by section 2.7 of the bylaws unless such recommendation contains the information required by the provisions of such section.

V. Election Term

The Board does not believe it should establish term limits. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines.

VI. Retirement of Directors

Directors of the Company and its banking subsidiary will not stand for reelection after reaching the age of 70 years. Directors are allowed to complete their current terms if their 70th birthday falls within the term. Exceptions to this policy can be approved by the Board.

VII. Board Meetings

The Board currently plans at least twelve meetings each year, with further meetings to occur (or action to be taken by unanimous consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meetings.

The agenda for each Board meeting will be determined by the Chairman and prepared by the Corporate Secretary. All information relevant to the Board’s understanding of matters to be discussed at an upcoming Board meeting, including the monthly “Board package” of financial information and reports, should be distributed in writing or electronically to all members in advance, whenever feasible and appropriate. In preparing the information, management should ensure that the materials distributed are as concise as possible, yet give directors sufficient information to make informed decisions. The Board acknowledges that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of materials on these matters prior to Board meetings may not be appropriate.

VIII. Executive Sessions

To ensure free and open discussion and communication among the independent directors of the Board, the independent directors will have at least two regularly scheduled executive sessions each year, and more frequently as necessary or desirable, in conjunction with regularly scheduled meetings of the Board, at which only independent directors are present. The minutes of executive sessions will be distributed to all members of the Board and after approval by the Board will be maintained in the Company’s records.

IX. The Committees of the Board

Except as permitted by the Nasdaq listing standards, each of the Corporate Governance/Nominating Committee, the Audit Committee and the Compensation Committee shall be composed of directors who are not officers or employees of the Company or its subsidiaries (and have not been officers or employees within the previous three years), who do not have relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the Nasdaq listing standards. The required qualifications for the members of each committee, if any, shall be set out in the respective committee’s charter. A director may serve on more than one committee for which he or she qualifies. The Audit Committee must also satisfy the requirements of SEC Rule 10A-3.

All directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee’s activities to the Board.

The Company shall have at least the committees required by the Nasdaq listing standards but may have such other committees as the Board determines to be necessary or appropriate.

X. Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management and reviewed by the Corporate Governance/Nominating Committee, addressing the policies and principles for selecting a successor to the CEO and other executive officers, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI. Executive Compensation

1.	Evaluating and Approving Salary for the CEO. The Board, acting through action of the Compensation Committee, evaluates the performance of the CEO and the Company against the Company’s goals and objectives, and sets the compensation of the CEO.

2.	Evaluating and Approving Compensation of Executive Officers. The Board, acting through the Compensation Committee, evaluates and the Board determines the proposals for overall compensation policies applicable to, and compensation for, all executive officers/executive management as required by law or any exchange on which the Company’s securities are traded.

XII. Board Compensation

The Board will act upon recommendation of the Compensation Committee concerning the components and amount of Board compensation.

XIII. Expectations for Directors

The business and affairs of the Company shall be managed by or under the direction of the Board in accordance with Delaware law. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the Company. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

1.	Commitment and Attendance. All independent and management directors should make every effort to attend meetings of the board and meetings of committees of which they are members. Members may attend by telephone in accordance with the provisions of Delaware law to mitigate conflicts. All directors should make every effort to attend meetings of the stockholders.

2.	Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the company’s business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

3.	Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a director.

The Company has adopted a Code of Conduct, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code’s provisions in these areas and should consult with the Company’s counsel in the event of any issues.

4.	Other Directorships. The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director’s time and availability and may present conflicts or legal issues in the case of serving on any other financial institution board. Directors should advise the Chairman of the Corporate Governance/Nominating Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

5.	Contact with Management. All directors are invited to contact the CEO at any time to discuss any aspect of the Company’s business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

6.	Contact with Other Constituencies. It is important that the Company speak to employees and outside constituencies with a single voice, and the President/Chief Executive Officer shall serve as the primary spokesperson.

7.	Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

XIV. Evaluating Board Performance

The Board should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Corporate Governance/Nominating Committee should periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XV. Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors to the extent provided by California law. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

XVI. Stockholder Communications with the Board of Directors

The ability of stockholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has adopted a process by which a stockholder may communicate directly in writing to the Board. A stockholder wishing to provide a written communication to the Board should address his or her letter to the Chairman of the Board, Community Bancorp Inc., 900 Canterbury Place, Suite 300, Escondido, California 92025. Because communications to the Board can relate to products and services, solicitations or otherwise relate to improper or irrelevant topics, the Board has adopted a process for “filtering” communications. This process shall be approved by not less than a majority of the independent directors on the Board.

APPENDIX “B”

AUDIT COMMITTEE CHARTER (AMENDED)

Purpose

The Audit Committee of Community Bancorp Inc. (the “Company”) shall:

A.	Provide assistance to the Board of Directors (the “Board”) in fulfilling its responsibilities with respect to its oversight of:

i. The integrity of the Company’s financial statements;

ii. The Company’s compliance with legal and regulatory requirements;

iii. The independent auditor’s qualifications and independence;

iv. The performance of the Company’s internal audit function and independent auditors; and

v. The Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

B.	Prepare the Audit Committee’s report that the Securities and Exchange Commission (the “Commission”) rules require be included in the Company’s annual proxy statement.

C.	Conduct any investigation appropriate to fulfilling its responsibilities.

The Audit Committee should have a clear understanding with the Company’s independent auditors that they must maintain an open and transparent relationship with the Audit Committee, that the ultimate accountability of the independent auditors is to the Audit Committee, and that the independent auditors must report directly to the Audit Committee.

Committee Membership

The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (“NASD”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. In addition, no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance/Nominating Committee. Audit Committee members may be replaced by the Board at any time. The Board shall elect the Chairperson of the Audit Committee. The Chairperson will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings. Meetings of the Audit Committee may be conducted by telephonic means so long as such arrangements are consistent with the Delaware Corporations Law.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the

Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee will ensure that minutes of each of its meetings are prepared and distributed to the Board, and shall provide periodic summary reports to the Board. The permanent file of the minutes shall be maintained by the Company Secretary.

Committee Authority and Responsibilities

The Audit Committee shall have the authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall review and pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation (i) to the independent auditors engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services; (ii) to any advisors employed by the Audit Committee; and (iii) for any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant accounting policies and financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management prior to their release the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information. The Chairman of the Committee may represent the entire Committee for purposes of this discussion.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, any off-balance sheet structures on the Company’s financial statements, and rules, policies of, and examinations by, relevant banking regulators.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review any disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

1.	Review and evaluate the lead partner of the independent auditor team.

2.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

3.	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

4.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

5.	Meet with the independent auditor prior to the audit to discuss the proposed scope, planning and staffing of the audit.

6.	Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work, access to required information, or any significant changes to the planned scope of the audit.

7.	Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

8.	Obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company.

Oversight of the Company’s Internal Audit Function

1.	Review the appointment and replacement of the senior internal auditing executive or the contract for the internal audit function (if such services are out-sourced).

2.	Evaluate the performance of the internal audit function.

3.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

4.	Oversee internal audit activities, including discussing with management and the internal auditors (or contract internal auditors) the internal audit functions, organization, objectivity, responsibilities, plans, budget and staffing.

Compliance Oversight Responsibilities

1.	Establish procedures as set forth in Community National Bank’s Employee Handbook for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

2.	Discuss with management and the independent auditor material correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

3.	Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

4.	Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

APPENDIX “C”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (“Committee”) of the Board of Directors is composed of three independent directors. The members of the Committee are: Directors Seale (Chairman), Baker and Kirkpatrick.

The Committee held five (5) meetings during 2003. During the course of the year, the Committee reviewed its Charter, which was accepted by the Board of Directors with amendments. A copy of the amended charter is attached to this proxy as Appendix “B”.

The Committee oversees the financial reporting process for Community Bancorp Inc. (the “Company”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61, Communications with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Signed and adopted by the Audit Committee this 24th the day of March, 2004.

/s/ COREY A. SEALE

Committee Chairman

/s/ MARK N. BAKER

Director/Committee Member

/s/ ROBERT H.S. KIRKPATRICK

Director/Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

C-1

APPENDIX “D”

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The goals of the Bank’s executive compensation program are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Company Common Stock and motivate executives to maximize returns to stockholders, both annually and over the long-term.

Executive Compensation Philosophy

The Company and the Bank believe that a well-designed and administered executive compensation program is a key component in the attainment of their financial objectives. The goal of the executive compensation program is to link it directly to the achievement of short and longer-term corporate growth and profitability targets and the improvement of stockholder value. The Company and the Bank use a program of cash compensation, equity and benefits to attain this goal.

Compensation Committee

The Compensation Committee is responsible for administering the Bank’s executive compensation program, including the Senior Management Incentive Compensation Plan. The Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in the Bank’s Senior Management Incentive Compensation Plan.

Pay for Results and Performance

•	Executive compensation levels are established via external surveys of the competitive compensation practices and performance of a peer group of similar, publicly-held, independent community banks in California.

•	Annual incentive compensation is based on the Bank’s attainment of operating results in areas of corporate profitability, credit quality, and regulatory compliance.

•	The Board of Directors approved a new Senior Management Incentive Compensation Plan in 2003 to provide annual cash incentive awards to senior executive officers based on meeting measurable criteria. In order to protect stockholder interests, the plan requires above average performance as demonstrated by meeting minimum return on assets and equity before any incentive award is paid. The Plan also identifies certain key operating ratios as benchmarks which also must be met.

•	The stock option program rewards executive contribution over time and, via the vesting schedule, is designed to retain key executives in the Company’s and the Bank’s employ. Be encouraging a longer-term ownership position in the Common Stock, the plan closely aligns executive return with that of the stockholder. The Company grants stock options from time to time to its senior officers based on performance.

•	The Company and the Bank also provide a competitive program of benefits for its executives which are tax-efficient and cost effective.

•	The Company and the Bank believe that base compensation is competitive within the industry peer group and that performance-based incentive compensation and stock option programs create a strong linkage between Company and Bank management and their stockholder.

D-1

Chief Executive Officer Compensation

Thomas E. Swanson served as President and Chief Executive Officer of the Company until July 7, 2003, at which time Michael J. Perdue was appointed President and Chief Operating Officer while Mr. Swanson retained the title of Chief Executive Officer. On December 17, 2003, Mr. Swanson retired as Chief Executive Officer, and Mr. Perdue was appointed President and Chief Executive Officer. The Committee used the same compensation policy described above to determine Mr. Swanson’s and Mr. Perdue’s 2003 compensation.

Mr. Swanson received a base salary of $189,360 for 2003 (including auto allowance) and received an award $135,446 under the Senior Management Incentive Compensation Plan. Mr. Perdue received a base salary of $93,140 for 2003 (including auto allowance) and received an award $66,053 under the Senior Management Incentive Compensation Plan. Mr. Perdue’s base salary for 2004 has been set at $219,000, including auto allowance, based upon consideration of both competitive forces and the Company’s performance. Following Mr. Swanson’s retirement, he has been retained as a consultant to the bank at an annual rate of $120,000 per year.

COMPENSATION COMMITTEE

/s/ MARK N. BAKER

Chairman

/s/ C. GRANGER HAUGH

Director

/s/ PHILIP E. OBERHANSLEY

Director

/s/ GARY W. DEEMS

Director

D-2

Vote by Internet or Telephone or Mail

24 Hours a Day—7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	OR	TELEPHONE	OR	MAIL
www.proxyvoting.com/fnbg		1-888-426-7035

Use the Internet to Vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

REVOCABLE PROXY—COMMUNITY BANCORP INC.

ANNUAL MEETING OF STOCKHOLDERS—May 26, 2004

The undersigned stockholder(s) of Community Bancorp Inc. (the “Company”) hereby appoints, constitutes and nominates Mark N. Baker, Robert H.S. Kirpatrick and Philip D. Oberhansley, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on Wednesday, May 26, 2004 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.	Election of Directors. To elect the following four (4) persons to the Board of Directors of the Company to serve for a three (3) year term and until their successors are elected and qualified:

01 G. Bruce Dunn	02 C. Granger Haugh	03 Michael J. Perdue	04 Corey A. Seale

☐	FOR all nominees listed above (except as marked to the contrary) ☐ WITHHOLD AUTHORITY to vote for all nominees listed above

A stockholder may withhold authority to vote for any nominees by lining through or otherwise striking out the name of such nominee.

2.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders. This Proxy also vests discretionary authority to cumulate votes. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.

Date:

Signature(s)

Number of Shares

I (We) will ☐ will not ☐ attend the Annual Meeting in person

NOTE: Please sign your full name. Joint owners should each sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.